UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 26, 2009


                            FEDERAL TRUST CORPORATION
             (Exact name of registrant as specified in its charter)


         Florida                       000-23449                  59-2935028
        ---------                      ---------                 -----------
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
   of incorporation)                                         Identification No.)

 312 West First Street
    Sanford, Florida                                                  32771
------------------------                                            -------
(address of principal executive offices)                           (zip code)

                                 (407) 323-1833
                                 --------------
              (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

     This current report may contain forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning.

     These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

o general economic conditions, either nationally or in our market areas, that are worse than expected;

o    changes in laws or government  regulations or policies affecting  financial
     institutions,   including   changes   in   regulatory   fees  and   capital
     requirements;

o    competition among depository and other financial institutions;

o inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

o    adverse changes in the securities markets;

o materially adverse changes in the financial condition of Federal Trust Corporation;

o the risk that the merger (the "Merger") with a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") will not be consummated in a timely manner, if at all; and

o conditions to the closing of the Merger may not be satisfied or the Agreement and Plan of Merger, dated as of November 14, 2008, by and between The Hartford, FT Acquisition Corporation and Federal Trust Corporation may be terminated prior to closing.

     Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

ITEM 1.01. Entry Into a Material Definitive Agreement

     On February 26, 2009, Federal Trust Corporation (the "Company") provided written notice to The Hartford Financial Services Group, Inc. ("The Hartford") of its election to extend by two months the date by which either the Company or The Hartford could terminate the Agreement and Plan of Merger, dated as of November 14, 2008, by and between The Hartford Financial Services Group, Inc., FT Acquisition Corporation and the Company (the "Agreement"). The Agreement provides that either the Company or The Hartford could terminate the Agreement if the merger between the Company and FT Acquisition Corporation shall not have been consummated on or before February 27, 2009 (the "Initial End Date"), provided that, under certain conditions, "either [The Hartford] or Company may elect to extend the Initial End Date by written notice to the other Party prior to or on the Initial End Date for an additional two (2) month period . . ."

ITEM 9.01. Financial Statements and Exhibits

         Not applicable.

     SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 26, 2009
                                                  Federal Trust Corporation
                                                  (Registrant)


                                               By: \s\ Dennis T. Ward
                                                   ----------------------------
                                                   Dennis T. Ward
                                                   President and
                                                   Chief Executive Officer